UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

VIGIL NEUROSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41200	85-1880494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vigil Neuroscience, Inc.
100 Forge Road, Suite 700
Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 254-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VIGL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 16, 2023, Vigil Neuroscience, Inc. (the “Company”) issued a press release and held a webcast announcing interim data analyses of its Phase 2 IGNITE Clinical Trial evaluating iluzanebart (VGL101) as a treatment for adult-onset leukoencephalopathy with axonal spheroids and pigmented glia (“ALSP”) and its ILLUMINATE natural history study of ALSP. A copy of the press release and a copy of the presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information set forth under Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 16, 2023, the Company announced an interim data analysis of its Phase 2 IGNITE Clinical Trial evaluating iluzanebart (formerly referred to as VGL101) as a treatment for ALSP representing the first six patients following six months of treatment with 20 mg/kg of iluzanebart (VGL101) – the announcement included:

•	Favorable safety and tolerability profile, including no hematologic adverse events.

•	Predictable pharmacokinetic and brain penetration profile consistent with Phase 1 data in healthy volunteers.

•

Clear target engagement, based on soluble TREM2 (“sTREM2”) levels, and downstream pharmacological activity, based on soluble colony stimulating factor 1 receptor (“sCSF1R”) and osteopontin levels, at 20 mg/kg, consistent with Phase 1 data in healthy volunteers.

•	Directionally supportive changes in both neurofilament light (“NfL”) and magnetic resonance imaging (“MRI”) measurements on ventricular volume and gray matter volume in individual patients.

•	The Company believes the quality and consistency of the interim data further support the continuation of IGNITE without modification.

The Company also announced additional interim data at 12 months from ILLUMINATE, a natural history study of ALSP patients – the announcement included:

•	sCSF1R and NfL levels are remarkably altered in ALSP, supporting the Company’s hypothesis that these are key biomarkers of disease pathology.

•	Totality of the data, including longitudinal progression observed on selected MRI measures and clinical endpoints, support engagement with regulatory authorities.

•	The Company believes the quality and consistency of data in this interim analysis support chosen biomarkers for pharmacological activity.

•	MRI measurements on ventricular volume and gray matter volume are emerging as key indicators of disease progression.

•	Interim Montreal Cognitive Assessment and Cortical Basal Ganglia Functional Scale data support use as clinical endpoints in ALSP at 12 months.

Forward-Looking Statements

The disclosure under this Item 8.01 contains “forward-looking statements” of the Company that are made pursuant to the safe harbor provisions of the federal securities laws, including, without limitation, express or implied statements regarding the potential of iluzanebart as a novel treatment option for patients with ALSP and the Company’s beliefs about TREM2 agonism’s importance in ALSP. Factors that could cause actual results to differ include the risks whether results from preclinical studies and interim data from clinical trials will be predictive of the results of final data from clinical trials; as well as the risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and in any subsequent filings it may make with the SEC. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 16, 2023

99.2	Slide Presentation dated November 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vigil Neuroscience, Inc.

Date: November 16, 2023	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
President and Chief Executive Officer